Exhibit 99.1

SHUAA Partners Acquisition Corp I Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing April 22, 2022

NEW YORK, April 20, 2022 (PR NEWSWIRE) – SHUAA Partners Acquisition Corp I (NASDAQ: SHUAU) (the “Company”) announced today that, commencing April 22, 2022, holders of the units sold in the Company’s initial public offering may elect to separately trade the Class A ordinary shares and warrants included in the units. The Class A ordinary shares and warrants that are separated will trade on The Nasdaq Global Market (“Nasdaq”) under the symbols “SHUA” and “SHUAW,” respectively. Units that are not separated will continue to trade on Nasdaq under the symbol “SHUAU.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

A registration statement relating to these securities has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. BTIG, LLC acted as sole book-running manager for the offering and I-Bankers Securities, Inc. acted as the co-manager for the offering. Copies of the prospectus may be obtained by contacting BTIG, LLC, 65 East 55th Street, New York, NY 10022, or by e-mail at ProspectusDelivery@btig.com.

About SHUAA Partners Acquisition Corp I

The Company is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to search for a target within the technology or tech-enabled financial services sectors, across the high growth markets of the Middle East, North Africa, and Turkey region (collectively, “MENAT”). The search for a target will be tech-focused and sector-agnostic, allowing the Company to fundamentally leverage new and growing trends within the tech sector and access potential targets that are targeting key areas for change within traditional business sectors in the MENAT region.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Fawad Tariq Khan

Chief Executive Officer

projectspark@shuaa.com

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